Exhibit 99.1

PHEAA Student Loan Trust 2018-1

Student Loan Asset-Backed Notes, Series 2018-1

Sample Financed Student Loan Agreed-Upon Procedures

Report To:

Pennsylvania Higher Education Assistance Agency

15 October 2018

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Pennsylvania Higher Education Assistance Agency

1200 North Seventh Street

Harrisburg, Pennsylvania 17102

Re:	PHEAA Student Loan Trust 2018-1 (the “Issuer”)

Student Loan Asset-Backed Notes, Series 2018-1 (the “Notes”)

Sample Financed Student Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Pennsylvania Higher Education Assistance Agency (“PHEAA”), BMO Capital Markets Corp. (“BMO”) and PNC Capital Markets LLC (“PNC,” together with PHEAA and BMO, the “Specified Parties”), solely to assist PHEAA with respect to certain information relating to a pool of student loans (the “Financed Student Loans”) made under the Federal Family Education Loan Program relating to the Issuer’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, PHEAA provided us with:

a.

An electronic data file labeled “2018-1 MR50_083118.xlsx” and the corresponding record layout and decode information (the “Statistical Base Data File”) that PHEAA indicated contains information as of the close of business on 31 August 2018 (the “Statistical Cutoff Date”) relating to certain student loans (the “Statistical Financed Student Loans”) that are expected to be representative of the Financed Student Loans,

b.	Imaged copies of:

i.	The master promissory note or application for promissory note (collectively and as applicable, the “Promissory Note”) and

ii.	Certain printed screen shots from PHEAA’s servicing system (the “System Screen Shots,” together with the Promissory Note, the “Source Documents”)

that PHEAA indicated relate to each Sample Financed Student Loan (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Statistical Base Data File, which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. PHEAA is responsible for the Statistical Base Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Statistical Base Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by PHEAA upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Statistical Financed Student Loans or Financed Student Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by PHEAA that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Financed Student Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Financed Student Loans,

iii.	Whether the originator of the Financed Student Loans complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Financed Student Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

15 October 2018

Attachment A

Procedures performed and our associated findings

1.

As instructed by PHEAA, we randomly selected a sample of 200 Statistical Financed Student Loans from the Statistical Base Data File (the “Sample Financed Student Loans”). For the purpose of this procedure, PHEAA did not inform us as to the basis for how they determined the number of Sample Financed Student Loans or the methodology they instructed us to use to select the Sample Financed Student Loans from the Statistical Base Data File.

For the purpose of the procedures described in this report, the 200 Sample Financed Student Loans are referred to as Sample Financed Student Loan Numbers 1 through 200.

2.

For each Sample Financed Student Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Statistical Base Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided by PHEAA described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by PHEAA to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Source Documents

Sample Characteristic	Statistical Base Data File Field Name	Source Document(s)	Note(s)

Student account number	WF-BR-SPE-ACC-ID	System Screen Shots	i.

Loan sequence ID	LN-SEQ	System Screen Shots	i.

First disbursement date	LD-LON-1-DSB	System Screen Shots

Guaranty agency	IM-GTR-SHO	System Screen Shots

Borrower state	DC-DOM-ST	System Screen Shots

Effective borrower interest rate	WR-ITR-1	System Screen Shots	ii.

Outstanding loan principal balance	WA-CUR-PRI	System Screen Shots or recalculation	ii., iii.

Borrower payment status	WX-LON-STA	System Screen Shots	ii., iv.

Loan type	IC-LON-PGM	Promissory Note and System Screen Shots	v.

Notes:

i.	For identification purposes only.
ii.

PHEAA indicated that certain of the System Screen Shots contained account activity which occurred after the Statistical Cutoff Date. For the purpose of comparing the indicated Sample Characteristics for each Sample Financed Student Loan, PHEAA instructed us to only consider account activity which occurred on or prior to the Statistical Cutoff Date.

Exhibit 1 to Attachment A

Notes: (continued)

iii.

For the purpose of comparing the outstanding loan principal balance Sample Characteristic for each Sample Financed Student Loan (except for Sample Financed Student Loan Number 82), PHEAA instructed us to use the System Screen Shots as the Source Document (and in accordance with note ii.).

For the purpose of comparing the outstanding loan principal balance Sample Characteristic for Sample Financed Student Loan Number 82, PHEAA instructed us to recalculate the outstanding loan principal balance as the sum of the:

a.	Principal balance and

b.	Inactive interest cap amounts,

all as shown on the System Screen Shots (and in accordance with note ii.).

iv.

For the purpose of comparing the borrower payment status Sample Characteristic for each Sample Financed Student Loan, PHEAA instructed us to note agreement in accordance with the decode table shown below (and in accordance with note ii.):

Statistical Base Data File Value	Source Document Value
IN REPAY	ALLEGED
CLAIM SUBMIT
CLAIM PAID
CLAIM PENDIN(G)
DEFERMENT
FORBEARANCE
PAID IN FULL
PCLAIM SBM
PRECLAIM
PRE-CLAIM SUBMITTED
REPAYMENT
VERIFIED DISABILITY

Exhibit 1 to Attachment A

Notes: (continued)

v.

For the purpose of comparing the loan type Sample Characteristic to the Promissory Note for each Sample Financed Student Loan, PHEAA instructed us to note agreement in accordance with the decode table shown below:

Statistical Base Data File Value	Promissory Note Value
PLUS	PARNT PLUS
SUBCNS	Consolidation
UNCNS	Consolidation
SUBSPC	Consolidation
CNSLDN	Consolidation
PLUS	PLUS
PLUSGB	GRAD PLUS
STFFRD	Stafford
UNSTFD	Stafford

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by PHEAA that are described in the notes above.